Stein Roe Mutual Funds

Annual Report
June 30, 2000

[CURRENCY PHOTO HERE]

Stein Roe Fixed Income Fund

Taxable Bond Fund

                  Institutional Client High Yield Fund


[Stein Roe logo]
                             STEIN ROE MUTUAL FUNDS
                   ------------------------------------------
                  Sensible Risks. Intelligent Investments.(R)

Contents
--------------------------------------------------------------------------------

Performance.................................................................. 1

   How the Stein Roe Institutional Client High Yield Fund has done over time

Questions & Answers.......................................................... 2

   Interview with the portfolio manager and summary of investment activity

Portfolio of Investments..................................................... 4

   A complete list of investments with market values

Financial Statements......................................................... 9

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements................................................15

Financial Highlights.........................................................17

   Selected per-share data

Report of Independent Auditors...............................................18



                Must be preceded or accompanied by a prospectus.

Fund Performance
--------------------------------------------------------------------------------

One way to evaluate a Fund's historical performance is to look at the cumulative return percentage, the average annual total return percentage or the growth of a hypothetical $10,000 investment. Below we compare the returns of the Stein Roe Institutional Client High Yield Fund with its unmanaged benchmark and its peer group.
     Each performance figure includes changes in a Fund's share price, reinvestment of dividends (net investment income) and capital gains, if any (the taxable profits a fund earns when it sells bonds that have grown in value).



                          Average Annual Total Returns
                           Periods Ended June 30, 2000
--------------------------------------------------------------------------------
                                                                     Life
                                                      1 Year       of Fund(1)
                                                --------------------------------
STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND         0.37%          7.26%
Merrill Lynch High Yield Master II Index              -0.97           4.46
Lipper High Current
     Yield Fund Average (Peer Group)                  -0.77          11.40
Number of Funds in Lipper Peer Group                    351            181




(1) The Merrill Lynch High Yield Master II Index and the Peer Group returns are calculated for the period 2/28/97 - 6/30/00.




Investment Comparison
--------------------------------------------------------------------------------

COMPARISON of change in value of a $10,000 investment.

[CHART DATA]

                  Institutional     Merrill Lynch
                  Client High       High Yield
                  Yield Fund        Master II Index

2/28/97(1)        10,000             10,000
3/31/97            9,820.0            9,862.5
6/30/97           10,463.2           10,356.9
9/30/97           11,012.5           10,809.6
12/31/97          11,260.3           11,072.0
3/31/98           11,977.6           11,401.2
6/30/98           12,019.5           11,578.5
9/30/98           11,289.9           11,092.9
12/31/98          11,812.6           11,398.9
3/31/99           12,425.7           11,607.4
6/30/99           12,520.2           11,682.2
9/30/99           12,323.6           11,527.9
12/31/99          12,874.5           11,684.9
3/31/00           12,619.5           11,493.9
6/30/00           12,565.7           11,568.6


--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. An expense limitation of .50% is currently in effect for Institutional Client High Yield Fund, which began operating on Feb. 14, 1997. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of data: Lipper, Inc., a monitor of mutual fund performance; Bloomberg; Liberty Funds Distributor, Inc.

(1) The Merrill Lynch High Yield Master II Index and the Peer Group returns are calculated for the period 2/28/97 - 6/30/00.

Questions & Answers
--------------------------------------------------------------------------------

AN INTERVIEW WITH STEVE LOCKMAN, PORTFOLIO MANAGER OF STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND AND SR&F HIGH YIELD PORTFOLIO


Q: HOW DID THE FUND'S PERFORM DURING THE PERIOD?

Lockman: For the fiscal year ended June 30, 2000, the Stein Roe Institutional Client High Yield Fund continued to outperform its peers, returning 0.37%, while the Fund's Lipper peer group average returned negative 0.77%(1). The Merrill Lynch High Yield Master II Index returned negative -0.97% for the same period.
   The Fund's performance in the first half of the fiscal year was exceptionally strong, as robust equity market activity supported the performance of the high-yield bond market. Companies issued high-yield debt as well as equities, and the market was receptive to both investment categories.
   As the fiscal year progressed, high default rates and rising short-term interest rates became problematic for the high-yield market. Combined with a sell-off in equities in the second half of the fiscal year, these factors hurt the market, particularly the lower-rated credits and the telecommunications sector.

Q: WHERE DID YOU POSITION THE MAJORITY OF THE PORTFOLIO'S ASSETS, AND WHY?

Lockman: The majority of the Portfolio's exposure has historically been in the B-rated bond category, where there is a large dispersion of value and valuations. That area underperformed during the second half of the year, reflecting the high-yield market downfalls. We took advantage of the tremendous value we saw in BBB-rated bonds at that time, and increased the Portfolio's allocation to around 8%.
   In December of 1999 and again in June 2000, the Portfolio received a large influx of cash. We used some of those assets to make the BBB-rated bond purchases and are reserving the rest to invest in the anticipated market recovery in the coming months.

Q: HOW DID THE HIGH-YIELD MARKET'S DEFAULT RATE IMPACT THE FUND?

Lockman: The high default rate has caused a great deal of uncertainty in the high-yield market in recent months, but has only had an indirect effect on the Fund's performance. The default trend has escalated over the past 12 months, fueled in large part by the excessive amount of new issuance from 1997 through 1999. (During this time, new issuance caused the bond market to swell to two-and-a-half times the size it was four years ago.) Much of the issuance came from lower-quality companies that are now not succeeding because of either a cyclical nature or an inability to execute their business plans as expected.
   This trend will likely continue going forward, but we expect it to be less severe. So far, new issuance in the year 2000 is 50%-60% lower than one year ago. Like the stock market of late, the high-yield bond market has become much less receptive to funding new issues from lower-quality companies.
   Thus far, the Portfolio has been able to avoid serious default problems due to our knowledge and experience in this complex market. Our in-house research staff carefully reviews the creditworthiness of all issuers before we make an investment decision. Going forward, we think much of the uncertainty related to excessive defaults will be priced into the market. This should provide an excellent opportunity for long-term, high-yield investing.

Q: ARE THERE ANY SECTORS THAT HAD A STRONG IMPACT ON THE MARKET AND THE
PORTFOLIO?

Lockman: Media and telecommunications continue to be the driving sectors in the high-yield bond market, making up well over three-quarters of the market's new issuance in 2000, and 35%-45% of the existing issues in the market. These "new economy" companies use the high-yield market as a key source of their funding, along with banks and the equity market. The decline in the NASDAQ during recent months has dramatically affected the valuations of these companies in general, which has impacted the high-yield market.
   Despite recent frustrations, we expect continued dominance from media and telecommunications sectors. Media and telecommunications companies are still in their development phases and therefore will likely need continued access to the high-yield market. We plan to maintain a market weighting to these sectors. We always focus on owning the largest players, or well-funded companies that are the leaders within their subsectors, such as Global Crossing Ltd. (fiber optics providers), NextLink Communications Inc.

   --------------------------------------------------------------------------
                                    FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks its total return by investing for a high level of current income and capital appreciation. The Fund invests substantially all of its assets in SR&F High Yield Portfolio, which invests primarily in high-yield, high-risk debt securities.
   --------------------------------------------------------------------------

     (1) Lipper, Inc., a widely respected data provider in the industry, calculates total returns for mutual funds with investment objectives similar to the Fund.

Questions & Answers Continued
-------------------------------------------------------------------------------

(telecommunications) and PSInet Inc. (internet providers) (1.11%, 0.72%, and 1.07% of net assets, respectively).
   We are also investing in the European telecommunications sector because of deregulation and a newly open market. We perceive an opportunity to take market share and build substantial businesses away from the large incumbent government-owned telephone companies across Europe. We believe that holdings such as Viatel Inc. and Communications Tele1 Europe Holding will benefit (0.87% and 1.16% of total net assets, respectively).

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF CALENDAR YEAR 2000?

Lockman: We expect high-yield bonds to improve in the intermediate term. We anticipate taking profits from higher-quality investments and reinvesting assets in lower-tier credits with strong appreciation potential.
   The market is coming off of a two-and-a-half year period of below-average returns due to defaults and higher interest rates. We will maintain strong exposure to B-rated bonds, as this sector provides diversification opportunities across different industries. We expect strong demand to materialize in the high-yield market due to the tremendous relative value and an investment alternative to a volatile stock market. High-yield bonds could also benefit from heavy merger and acquisition activity this year, and we look forward to an excellent market environment for the Stein Roe Institutional Client High Yield Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 6/30/00, and are subject to change.
Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment. Source of Lipper data: Lipper, Inc.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 2000
(All amounts in thousands)



CORPORATE FIXED INCOME BONDS & NOTES - 87.5%                Par     Value
--------------------------------------------------------------------------------
CONSTRUCTION-1.5%
BUILDING CONSTRUCTION
Beazer Homes USA, Inc., 8.875% 4/1/08................    $1,000    $  900
D.R. Horton, Inc., 8.000% 2/1/09.....................       500       430
                                                                 --------
                                                                    1,330
FINANCE, INSURANCE & REAL ESTATE - 7.3%
DEPOSITORY INSTITUTIONS - 0.9%
Sovereign Bancorp, Inc., 10.500% 11/15/06............       750       744
                                                                 --------

FINANCIAL SERVICES - 5.0%
Finova Capital Corp., 7.250% 11/8/04.................     1,000       875
Grupo Elektra SA, 12.000% 4/1/08 (a).................     1,000       902
LaBranche & Co., Inc., 12.000% 3/1/07 (a)............     1,500     1,489
Orion Power Holdings, Inc., 12.000% 5/1/10 (a).......     1,000     1,050
                                                                 --------
                                                                    4,316
NONDEPOSITORY CREDIT INSTITUTIONS - 0.8%
Mego Mortgage Home Loan Trust, Series 1997-3,
     Class CTFS, 8.010% 8/25/23......................     1,000       690
                                                                 --------

REAL ESTATE - 0.6%
Lennar Corp., 9.950% 5/1/10..........................       500       490
                                                                 --------

MANUFACTURING - 21.6%
CHEMICALS & ALLIED PRODUCTS - 3.2%
Allied Waste North America, Inc., 10.000% 8/1/09.....     1,000       835
Bio-Rad Laboratories, Inc., 11.625% 2/15/07 (a)......     1,000     1,030
Cia Petrolifera Marlim, 13.125% 12/17/04 (a).........       900       929
                                                                 --------
                                                                    2,794
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.9%
Flextronics International Ltd., 9.875% 7/1/10 (a)....       750       759
                                                                 --------

FOOD & KINDRED PRODUCTS - 1.1%
Pepsi-Gemex S.A., 9.750% 3/30/04.....................     1,000       990
                                                                 --------

FURNITURE & FIXTURES - 1.1%
Sleepmaster LLC, 11.000% 5/15/09.....................     1,000       940
                                                                 --------

MACHINERY & COMPUTER EQUIPMENT - 1.4%
Axia, Inc., 10.750% 7/15/08..........................     1,500     1,170
                                                                 --------

MEASURING & ANALYZING INSTRUMENTS - 1.8%
Lifepoint Hospitals, Inc., 10.750% 5/15/09...........     1,500     1,541
                                                                 --------

MISCELLANEOUS MANUFACTURING - 2.4%
Chippac International Co. Ltd., 12.750% 8/1/09.......     1,000     1,085
Station Casinos, 9.875% 7/1/10 (a)...................     1,000     1,005
                                                                 --------
                                                                    2,090
PAPER PRODUCTS - 0.3%
Indah Kiat Finance Mauritius, 10.000% 7/1/07.........       500       302
                                                                 --------

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------

                                                            Par     Value
--------------------------------------------------------------------------------
PRINTING & PUBLISHING - 2.1%
Perry-Judd's, Inc., 10.625% 12/15/07.................    $1,000   $   840
World Color Press, Inc., 8.375% 11/15/08.............     1,000       955
                                                                 --------
                                                                    1,795
RUBBER & PLASTIC - 3.4%
Callahan Nordrhein, 14.000% 7/15/10 (a)..............     1,500     1,504
Metromedia Fiber Network, Inc., 10.000% 12/15/09.....     1,500     1,470
                                                                 --------
                                                                    2,974
TRANSPORTATION EQUIPMENT - 3.9%
BE Aerospace, Inc.:
   8.000% 3/1/08.....................................     1,000       845
   9.500% 11/1/08....................................       750       686
Derlan Manufacturing, Inc., 10.000% 1/15/07..........       583       554
Fairchild Corp., 10.750% 4/15/09.....................     1,000       670
Westinghouse Air Brake Co., 9.375% 6/15/05...........       600       579
                                                                 --------
                                                                    3,334
MINING & ENERGY - 3.0%
COAL MINING - 0.2%
AEI Resources, Inc., 11.500% 12/15/06 (a)............     1,500       150
                                                                 --------

OIL & GAS EXTRACTION - 1.3%
Key Energy Services, Inc., 14.000% 1/15/09...........     1,000     1,125
                                                                 --------

OIL & GAS FIELD SERVICES - 1.5%
Lomak Petroleum, Inc., 8.750% 1/15/07................     1,500     1,290
                                                                 --------

RETAIL TRADE - 6.9%
APPAREL & ACCESSORY STORES - 1.1%
William Carter Co., 10.375% 12/1/06..................     1,000       950
                                                                 --------

FOOD STORES - 2.6%
Marsh Supermarkets, Inc., 8.875% 8/1/07..............     1,000       935
Stater Bros. Holdings, Inc., 10.750% 8/15/06.........     1,500     1,320
                                                                 --------
                                                                    2,255
GENERAL MERCHANDISE STORES - 1.8%
Buhrmann US, Inc., 12.250% 11/1/09...................     1,500     1,560
                                                                 --------

RESTAURANTS - 1.4%
AFC Enterprises, Inc., 10.250% 5/15/07...............     1,250     1,194
                                                                 --------

SERVICES - 15.1%
AMUSEMENT & RECREATION - 6.1%
Boyd Gaming Corp., 9.500% 7/15/07....................       750       718
Horseshoe Gaming Holding Corp., 8.625% 5/15/09.......     1,000       930
Mohegan Tribal Gaming Authority, 8.750% 1/1/09.......     1,000       950
Park Place Entertainment, 9.375% 2/15/07.............     1,000     1,002
Premier Parks, Inc.:
   9.250% 4/1/06.....................................       250       237
   9.750% 1/15/07....................................       250       250
   (b) 4/1/08........................................     1,750     1,194
                                                                 --------
                                                                    5,281

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------

                                                            Par     Value
--------------------------------------------------------------------------------
BUSINESS SERVICES - 3.1%
NationsRent, Inc., 10.375% 12/15/08..................    $  500    $  320
PSINet, Inc., 10.000% 2/15/05........................     1,000       925
Penhall Acquisition Corp., 12.000% 8/1/06............     1,500     1,440
                                                                 --------
                                                                    2,685
HEALTH SERVICES - 4.2%
Express Scripts, Inc., 9.625% 6/15/09................       500       487
InSight Health Services Corp., 9.625% 6/15/08........     1,250     1,119
Tenet Healthcare Corp., 9.250% 9/1/10 (a)............     1,000     1,008
Triad Hospitals Holdings, Inc., 11.000% 5/15/09......     1,000     1,025
                                                                 --------
                                                                    3,639
HOTELS, CAMPS & LODGING - 1.7%
Prime Hospitality Corp., 9.750% 4/1/07...............     1,490     1,445

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 32.2%
AIR TRANSPORTATION - 1.1%
Atlas Air, Inc., 9.375% 11/15/06.....................     1,000       970

BROADCASTING - 1.2%
Knology Holdings, Inc., (b) 10/15/07.................     2,000     1,080

CABLE - 1.2%
Charter Communications Holding LLC:
   10.000% 4/1/09....................................       500       485
   (b) 4/1/11........................................     1,000       568
                                                                 --------
                                                                    1,053
COMMUNICATIONS - 11.2%
BTI Telecom Corp., 10.500% 9/15/07...................     1,000       763
Concentric Network Corp., 12.750% 12/15/07...........     1,500     1,579
Exodus Communications, 11.625% 7/15/10 (a)...........     1,000     1,005
Focal Communications Corp., 11.875% 1/15/10 (a)......     1,000       995
Holt Group, Inc., 9.750% 1/15/06.....................     1,000       100
ICG Services, Inc., (b) 5/1/08.......................     2,250     1,195
Intermedia Communications, Inc., (b) 3/1/09..........     1,500       885
MGC Communications, Inc., 13.000% 4/1/10.............       845       794
Nextlink Communications, Inc., (b) 6/1/09............     1,000       620
Tele1 Europe BV, 13.000% 5/15/09.....................     1,000     1,005
Viatel, Inc., 11.250% 4/15/08........................     1,000       750
                                                                 --------
                                                                    9,691
TELECOMMUNICATION - 15.8%
Allegiance Telecom, Inc., (b) 2/15/08................     1,500     1,095
Comtel Brasileira Ltd., 10.750% 9/26/04 (a)..........       250       237
Crown Castle International Corp., 10.750% 8/1/11.....       750       761
Carrier One International SA, 13.250% 2/15/09........     1,000       985
Covad Communications Group, Inc., 12.000% 2/15/10....     1,000       840
GT Group Telecom, Inc., (b) 2/1/10 (a)...............     1,750       963
Global Crossing Ltd., 9.125% 11/15/06................     1,000       963
GlobeNet Communications Group Ltd., 13.000% 7/15/07.. 1,500 1,523 Level 3 Communications, Inc.:
   11.000% 3/15/08 (a)...............................     1,000       990
   (b) 12/1/08 (a)...................................     1,000       600
MetroNet Communications Corp.:
   12.000% 8/15/07 ..................................     1,000     1,133
   (b) 6/15/08 ......................................     1,000       795

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                            Par     Value
--------------------------------------------------------------------------------
TELECOMMUNICATION-(continued)
Primus Telecommunications Group,
     Inc., 12.750% 10/15/09..........................    $1,000    $  800
Rhythms NetConnections, Inc., 12.750% 4/15/09........     1,500     1,050
Versatel Telecom International BV,
     11.875% 7/15/09.................................     1,000       970
                                                                 --------
                                                                   13,705
TRANSPORTATION SERVICES - 1.7%
RailWorks Corp., 11.500% 4/15/09.....................     1,500     1,440

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
(cost of $83,091)....................................              75,772
                                                                 --------
--------------------------------------------------------------------------------
COMMON STOCKS - 1.0%                                     Shares
--------------------------------------------------------------------------------
MANUFACTURING-0.7%
COMMUNICATIONS EQUIPMENT
RCN Corp.............................................        23       581

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.3%
COMMUNICATIONS
Tele1 Europe Holding AB ADR..........................        18       212
Viatel, Inc..........................................         4       115
                                                                 --------
                                                                      327
TOTAL COMMON STOCKS
(cost of  $642)......................................                 908
                                                                 --------
--------------------------------------------------------------------------------
WARRANTS - 1.8%
--------------------------------------------------------------------------------
INTERNET SERVICES - 0.5%
Concentric Network 12/15/07..........................         1       470

OIL & GAS - 0.1%
Key Energy Services 01/15/09.........................         2        90

TELECOMMUNICATIONS - 0.5%
MetroNet Communications Corp., 08/15/07 (a)..........         1        90
MGC Communications 10/01/04..........................         1       300
                                                                 --------
                                                                      390
TELEPHONE - 0.7%
Allegiance Telecom, Inc.  02/03/08...................         2       255
Carrier One International  02/15/09..................         1       330
Knology Holdings, Inc.   10/15/07....................         2         9
                                                                 --------
                                                                      594
TOTAL WARRANTS
(cost of $20)........................................               1,544
                                                                 --------
--------------------------------------------------------------------------------

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 12.7%                              Par     Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER
Associates First Capital, 6.950% 7/3/00 (c)..........    $4,000   $ 3,998
Eaton Corp., 7.050% 7/5/00 (c).......................     2,975     2,973
Target Corp., 7.100% 7/5/00 (c)......................     4,000     3,996
                                                                 --------

TOTAL SHORT TERM OBLIGATIONS
(cost of 10,967).....................................              10,967
                                                                 --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
(cost of $94,720) (d)................................              89,191
OTHER ASSETS, LESS LIABILITIES - (3.0)%..............              (2,600)
                                                                 --------
NET ASSETS 100.0%....................................             $86,591
                                                                 ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

     (a) Represents private placement securities issued under Rule 144A, which are exempt from the registration of the Securities Act of 1933. These securities are generally issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be an exempt transaction, normally to other qualified institutional investors. At June 30, 2000, the aggregate amortized cost of the Portfolio's private placement securities was $14,706 which represented 17.0% of net assets.

     (b)  Zero coupon bond.

     (c)  Rate represents yield at time of purchase.

     (d) At June 30, 2000, the cost of investments for federal tax purposes is $94,722.



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000
(All amounts in thousands)

ASSETS
Investments, at market value (cost of $94,720)............    $89,191
Receivable for investments sold...........................      1,001
Interest receivable.......................................        948
Cash......................................................          2
                                                            ---------
   Total assets...........................................     91,142
                                                            ---------

LIABILITIES
Payable for investments purchased.........................      4,496
Accrued:
   Management fee.........................................         31
   Bookkeeping fee........................................          1
   Transfer agent fee.....................................          1
Other.....................................................         22
                                                            ---------
   Total liabilities......................................      4,551
                                                            ---------
   Net assets applicable to
     investors' beneficial interest.......................    $86,591
                                                            =========



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 2000
(All amounts in thousands)

INVESTMENT INCOME
Interest income..........................................    $ 9,822
Dividend income..........................................         57
                                                           ---------
   Total income..........................................      9,879

EXPENSES
Management fees..........................................        424
Transfer agent fees......................................          6
Bookkeeping fees.........................................         25
Trustees' fees...........................................         14
Custodian fees...........................................          1
Audit fees...............................................         17
Legal fees...............................................          1
Other....................................................          8
                                                           ---------
   Total expenses........................................        496
                                                           ---------
   Net investment income.................................      9,383
                                                           ---------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments.........................     (5,197)
Net change in unrealized
     appreciation/depreciation on investments............     (3,682)
                                                           ---------
   Net loss on investments...............................     (8,879)
                                                           ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....    $   504
                                                           =========



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)


                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                        JUNE 30,         JUNE 30,
                                                                                                            2000             1999
                                                                                                    ------------      -----------
OPERATIONS
Net investment income..........................................................................         $  9,383         $  7,208
Net realized loss on investments...............................................................           (5,197)            (632)
Net change in unrealized appreciation/depreciation on investments..............................           (3,682)          (2,238)
                                                                                                    ------------     ------------
   Net increase in net assets resulting from operations........................................              504            4,338
                                                                                                    ------------     ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions..................................................................................           64,109           51,100
Withdrawals....................................................................................          (66,345)         (45,602)
                                                                                                    ------------     ------------
   Net increase (decrease) from transactions in investors' beneficial interest.................           (2,236)           5,498
                                                                                                    ------------     ------------
   Net increase (decrease) in net assets.......................................................           (1,732)           9,836

NET ASSETS
Beginning of period............................................................................           88,323           78,487
                                                                                                    ------------     ------------
End of period..................................................................................         $ 86,591         $ 88,323
                                                                                                    ============     ============




See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000
(All amounts in thousands, except per-share data)

ASSETS
Investment in Portfolio, at value......................      $51,220
Expense reimbursement due from Advisor.................           83
                                                           ---------
   Total assets........................................       51,303
                                                           ---------

LIABILITIES
Dividends payable......................................          141
Accrued:
   Administration fee..................................            6
   Bookkeeping fee.....................................            2
   Transfer agent fee..................................            2
Other..................................................           21
                                                           ---------
   Total liabilities...................................          172
                                                           ---------
   Net assets..........................................      $51,131
                                                           =========
ANALYSIS OF NET ASSETS
Paid-in capital........................................      $58,118
Overdistributed net investment income..................         (152)
Accumulated net realized losses on
     investments allocated from Portfolio..............       (3,277)
Net unrealized depreciation on investments
     allocated from Portfolio..........................       (3,558)
                                                           ---------
   Net assets..........................................      $51,131
                                                           =========
Shares outstanding (unlimited
     number authorized)................................        5,822
                                                           =========
Net asset value per share..............................       $ 8.78
                                                           =========


See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
---------------------------------------------------------------------

Statement of Operations
For the Year Ended June 30, 2000
(All amounts in thousands)

INVESTMENT INCOME
Interest income allocated from Portfolio................     $ 6,319
Dividend income allocated from Portfolio................          18
                                                           ---------
                                                               6,337

EXPENSES
Expenses allocated from Portfolio.......................         319
Administrative fees.....................................          81
Bookkeeping fees........................................          25
Transfer agent fees.....................................          27
Registration fees.......................................          33
Trustees' fees..........................................          12
Custodian fees..........................................           2
Report to shareholders..................................          12
Audit fees..............................................          10
Other...................................................           9
                                                           ---------
   Total expenses.......................................         530

Reimbursement of expenses
     by investment Advisor..............................        (258)
                                                           ---------
   Net expenses.........................................         272
                                                           ---------
   Net investment income................................       6,065
                                                           ---------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments
     allocated from Portfolio...........................      (3,276)
Net change in unrealized
     appreciation/depreciation
     allocated from Portfolio...........................      (2,517)
                                                           ---------
   Net Loss.............................................      (5,793)
                                                           ---------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS..........................     $   272
                                                           =========



See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
(All amounts in thousands)


                                                                                     YEAR             YEAR
                                                                                    ENDED            ENDED
                                                                                 JUNE 30,         JUNE 30,
                                                                                     2000             1999
                                                                              -----------     ------------
OPERATIONS
Net investment income......................................................       $ 6,065          $ 3,943
Net realized gain (loss) on investments allocated from Portfolio...........        (3,277)             176
Net change in unrealized appreciation/depreciation on investments
     allocated from Portfolio..............................................        (2,517)          (1,277)
                                                                              -----------      -----------
   Net increase in net assets resulting from operations....................           271            2,842
                                                                              -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income.......................................        (6,196)          (3,964)
Distributions in excess from net investment income.........................           (91)              --
Distributions from net capital gains.......................................          (177)          (1,401)
                                                                              -----------      -----------
   Total Distributions to Shareholders.....................................        (6,464)          (5,365)
                                                                              -----------      -----------

SHARE TRANSACTIONS
Subscriptions to fund shares...............................................           799           17,483
Value of distributions reinvested..........................................         6,323            5,278
Redemptions of fund shares.................................................        (5,193)              --
                                                                              -----------      -----------
   Net increase from Share Transactions....................................         1,929           22,761
                                                                              -----------      -----------
   Net increase (decrease) in Net Assets...................................        (4,264)          20,238

TOTAL NET ASSETS
Beginning of period........................................................        55,395           35,157
                                                                              -----------      -----------
End of period..............................................................       $51,131          $55,395
                                                                              ===========      ===========
Undistributed (overdistributed) net investment income......................          (152)              70
                                                                              -----------      -----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares...............................................            88            1,791
Issued in reinvestment of distributions....................................           678              535
Redemptions of fund shares.................................................          (570)              --
                                                                              -----------      -----------
Net increase in fund shares................................................           196            2,326
Shares outstanding at beginning of period..................................         5,626            3,300
                                                                              -----------      -----------
Shares outstanding at end of period........................................         5,822            5,626
                                                                              ===========      ===========


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
Stein Roe Institutional Client High Yield Fund (the "Fund") is a series of Liberty-Stein Roe Fund Trust, formerly Stein Roe Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F High Yield Portfolio (the "Portfolio"), which seeks a high level of current income and capital growth by investing primarily in high yield, high-risk, medium- and lower-quality debt securities.
    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on November 1, 1996. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 2000, Stein Roe Institutional Client High Yield Fund owned 60.3% of the SR&F High Yield Portfolio.

--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
    Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. There were no when-issued or delayed delivery purchase commitments as of June 30, 2000.

SECURITY VALUATIONS
Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service.
    Equity securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.
    Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

FEDERAL INCOME TAXES
No provision is made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
    The Fund intends to utilize provisions of the federal income tax law that allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
    At June 30, 2000, the Fund had capital loss carryforwards totaling $1,360,597 and expiring in 2008.

DISTRIBUTIONS TO FUND SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO COMPOSITION
The Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities. See the Portfolio's Portfolio of Investments for information regarding individual securities.

--------------------------------------------------------------------------------

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
MANAGEMENT & ADMINISTRATION FEES
The Fund and Portfolio pay a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
    The management fee for the Portfolio is computed at an annual rate of 0.50% of the first $500 million of average daily net assets, and 0.475% thereafter. The administrative fee for the Fund is computed at an annual rate of 0.15% of the first $500 million of average daily net assets, and 0.125% thereafter.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services to the Fund and Portfolio for a monthly fee equal to $25 annually plus 0.0025% annually of the Fund and Portfolio's average daily net assets over $50 million.

EXPENSE LIMIT
The Advisor has agreed to reimburse the Fund to the extent that annual expenses exceed 0.50% of average daily net assets. This commitment expires January 31, 2001, subject to earlier termination by the Advisor on 30 days' notice to the Fund.

TRANSFER AGENT FEE
Transfer agent fees of the Fund are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Distributor, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. The Transfer Agent provides shareholder services for a monthly fee equal to 0.05% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

OTHER
Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

--------------------------------------------------------------------------------

NOTE 5. LINE OF CREDIT
The Liberty-Stein Roe Municipals Trust (excluding the Stein-Roe High Yield Municipals Fund and Stein-Roe Municipal Money Fund), the Liberty Stein-Roe Investment Trust and the SR&F Base Trust (collectively, the "Trusts"), participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The uncommitted line of credit permits the Trusts to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trusts for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, the Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 5% per year. In addition, a commitment fell of 0.10% per annum on each Fund's borrowings shall be paid quarterly by the Fund based on the relative asset size of the Fund. For the year ended June 30, 2000, the Trusts had no borrowngs under the agreement.

--------------------------------------------------------------------------------

NOTE 6. INVESTMENT TRANSACTIONS
The Portfolio's aggregate cost of purchases and proceeds from sales (other than short-term obligations for the year ended June 30, 2000, were $114,685 and $116,332, respectively.
   Unrealized appreciation (depreciation) at June 30, 2000 for both financial statement and federal income tax purposes for the Portfolio was:

    Gross unrealized appreciation..............      $ 3,742
    Gross unrealized depreciation..............       (9,273)
                                                     -------
        Net unrealized depreciation............      $(5,531)
                                                     =======

Financial Highlights
--------------------------------------------------------------------------------
Stein Roe Institutional Client High Yield Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                                         YEAR             YEAR              YEAR           PERIOD
                                                                        ENDED            ENDED             ENDED            ENDED
                                                                     JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
                                                                         2000             1999              1998          1997(a)
                                                                  -----------      -----------       -----------      -----------
Net Asset Value, Beginning of Period........................           $ 9.85          $ 10.65           $ 10.21          $ 10.00
                                                                 ------------     ------------      ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income....................................             1.04             0.87              0.88             0.33
   Net realized and unrealized gain (loss)..................            (1.00)           (0.49)             0.58             0.21
                                                                 ------------     ------------      ------------     ------------
     Total from investment operations.......................             0.04             0.38              1.46             0.54
                                                                 ------------     ------------      ------------     ------------
DISTRIBUTIONS
   Net investment income....................................            (1.06)           (0.87)            (0.88)           (0.33)
   In excess of net investment income.......................            (0.02)              --                --               --
   Net realized gains.......................................            (0.03)           (0.31)            (0.14)              --
                                                                 ------------     ------------      ------------     ------------
     Total distributions....................................            (1.11)           (1.18)            (1.02)           (0.33)
                                                                 ------------     ------------      ------------     ------------
NET ASSET VALUE, END OF PERIOD..............................           $ 8.78           $ 9.85           $ 10.65          $ 10.21
                                                                 ============     ============      ============     ============
Ratio of net expenses to average net assets (b..............            0.50%(b)         0.50%             0.50%            0.50%(d)
Ratio of net investment income to average net assets (c)....           11.15%(b)         8.72%             8.31%            8.76%(d)
Total return (c)............................................            0.37%(b)         4.20%            14.88%            5.48%
Net assets, end of period (000's)...........................          $51,130          $55,395           $35,157          $25,674

     (a)  From commencement of operations on February 14, 1997.

     (b) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.97%, 0.97% and 1.28% for the years ended June 30, 2000, 1999 and 1998, respectively and 2.59% for the period ended June 30, 1997

     (c) Computed giving effect to the Advisor's expense limitation undertaking.

     (d)  Annualized.

--------------------------------------------------------------------------------
SR&F High Yield Portfolio


                                                                         YEAR             YEAR              YEAR           PERIOD
                                                                        ENDED            ENDED             ENDED            ENDED
                                                                      JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
SELECT RATIOS                                                            2000             1999              1998         1997 (A)
                                                                  -----------      -----------       -----------   --------------
Ratio of net expenses to average net assets...................         0.59%            0.57%             0.65%            0.89%(b)
Ratio of net investment income to average net assets..........        11.06%            8.27%             8.13%            8.24%(b)
Portfolio turnover rate.......................................          144%             296%              426%             168%(c)


     (a)  From commencement of operations on November 1, 1996.

     (b)  Annualized.

     (c)  Not annualized.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders, Holders of Investors' Beneficial Interests and Board of Trustees of Liberty-Stein Roe Funds Trust and SR&F Base Trust

Stein Roe Institutional Client High Yield Fund
SR&F High Yield Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Institutional Client High Yield Fund (a series of Liberty-Stein Roe Funds Trust, formerly, Stein Roe Trust), and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F High Yield Portfolio (a series of SR&F Base Trust) as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from a broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of Liberty-Stein Roe Funds Trust and SR&F Base Trust at June 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/S/ ERNST & YOUNG LLP
Boston, Massachusetts
August 18, 2000

To Contact Us...
--------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday, from 8 a.m. to 8 p.m. ET, and Saturdays and Sundays from 10 a.m. to 2 p.m. ET.


STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by email, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.

ADDITIONAL REPORTS

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or accompanied by a prospectus.

Liberty-Stein Roe Funds Institutional Trust
--------------------------------------------------------------------------------

TRUSTEES
John A. Bacon, Jr.
Private Investor

William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.

Lindsay Cook
Executive Vice President, Liberty Financial Companies, Inc.

Douglas A. Hacker
Executive Vice President and Chief Financial Officer, United Airlines

Janet Langford Kelly
Executive Vice President, Secretary and General Counsel, Kellogg Company

Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington

Thomas C. Theobald
Managing Director, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President

William D. Andrews, Executive Vice President

Kevin M. Carome, Executive Vice President

Loren A. Hansen, Executive Vice President

Joseph Palombo, Executive Vice President

Nancy L. Conlin, Senior Vice President, Secretary

Pamela McGrath, Senior Vice President, Treasurer

J. Kevin Connaughton, Controller

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor

State Street Bank and Trust Company
Custodian

Stein Roe Services, Inc.
Transfer Agent

Bell, Boyd & Lloyd, LLC
Legal Counsel to the Trust

Ernst & Young LLP
Independent Auditors

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 8/00


                                                 S19-02/460C-0700 (8/00) 00/1454